                                                                   EXHIBIT 99.1

                          PRIDE INTERNATIONAL, INC.
                                  RIG STATUS

   RIG STATUS AS OF 6-18-03

   CERTAIN INFORMATION IN THE TABLE, INCLUDING EXPECTED CONTRACT EXPIRATION DATES, ARE ESTIMATES BASED ON CURRENT ARRANGEMENTS WITH PRIDE'S CUSTOMERS AND CURRENT EXPECTATIONS AS TO THE TIME REQUIRED FOR COMPLETION OF PROJECTS.

   =================================================================================================================================
                                                                      Current Contract
            Offshore Fleet                Design          Area        From         To         Dayrate(1)             Comments
   =================================================================================================================================
   OWNED UNITS
   DRILLSHIPS
   Pride Africa                        10,000' WD, DP   W Africa     Oct-99      Jun-05        $163,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Angola                        10,000' WD, DP   W Africa     May-00      May-05        $162,000
   ---------------------------------------------------------------------------------------------------------------------------------
   SEMISUBMERSIBLES
   Pride Brazil                         5,000' WD, DP    Brazil      Jul-01      Jul-06        $134,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Carlos Walter                  5,000' WD, DP    Brazil      Jun-01      Jun-06        $134,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride North America                7,500' WD, Conv   W Africa     Aug-99      Aug-04        $164,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride North Sea                    1,000' WD, Conv   N Africa     Nov-02      Dec-03         $52,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride South America                  4,000' WD, DP    Brazil      Jan-03      Jan-05         $78,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride South Atlantic               1,500' WD, Conv    Brazil      Oct-02      Oct-03         $53,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride South Pacific                6,500' WD, Conv   W Africa     Jan-03      Mar-04         $98,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride South Seas                   1,000' WD, Conv    Mexico      Oct-02      Jun-05         $53,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Venezuela                    1,500' WD, Conv   Venezuela    Feb-02      Feb-04         $79,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Viking                             2,650' WD, Conv     USA
   ---------------------------------------------------------------------------------------------------------------------------------
   JACKUPS
        International
   Pride Cabinda                             300' ILC   W Africa     Aug-00      Aug-05         $50,000      In shipyard for 5-yr
                                                                                                             survey during 2Q03
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Hawaii                              300' ILC   SE Asia      Nov-01      Aug-03         $63,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Montana                             270' ILC   Mid-East     Jun-01      Jun-04         $47,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride North Dakota                        250' ILC   W Africa     Oct-02      Oct-04         $62,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Ohio                                250' ILC   Mid-East     Apr-02      Mar-04         $40,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Pennsylvania                        300' ILC    India       Jun-03      Jun-06         $58,000      In shipyard for 5-yr
                                                                                                             survey during 3Q03
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Rotterdam                         205' Accom    N Sea       Oct-02      Sep-03         $36,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride West Virginia                       300' ILC    India       Nov-02      Nov-04         $52,000
   ---------------------------------------------------------------------------------------------------------------------------------
        Gulf of Mexico
   Pride Alabama                           200' MC/TD    Mexico      Jul-03      Jul-07         $36,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Alaska                            250' MC/TD    Mexico      Nov-02      Jul-05         $35,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Arizona                           250' MS/TD     USA
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Arkansas                             200' MC     USA
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride California                        250' MS/TD    Mexico      Aug-02      Oct-05         $33,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Colorado                          200' MC/TD    Mexico      Jul-03      Mar-07         $36,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Florida                           200' MC/TD     USA        Jun-03      Jul-03         $24,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Georgia                           250' MS/TD     USA        Jun-03      Jul-03         $24,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Illinois                             225' MS     USA
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Kansas                            250' MC/TD     USA        Nov-02      Apr-04         $23,000      Dayrate indexed monthly
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Kentucky                             250' MS     USA
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Louisiana                         250' MS/TD    Mexico      Apr-02      Jul-06         $33,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Michigan                             250' MS     USA
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Mississippi                       200' MC/TD    Mexico      Sep-02      Apr-05         $37,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Missouri                          250' MC/TD     USA        May-03      Jul-03         $24,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Nebraska                          200' MC/TD    Mexico      Nov-02      Jan-06         $34,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Nevada                            200' MC/TD    Mexico      Apr-02      Jul-06         $32,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride New Mexico                           200' MC     USA        May-03      May-04         $26,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Oklahoma                          250' MS/TD    Mexico      Sep-02      Apr-05         $35,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride South Carolina                    200' MC/TD    Mexico      Jul-02      Mar-06         $32,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Tennessee                        300' ILC/TD    Mexico      Jul-03      Jun-06         $48,000
   =================================================================================================================================

  (1) DAYRATES SHOWN ARE CONTRACT DAYRATES. THEY EXCLUDE REIMBURSABLE ITEMS, MOBILIZATION AND DEMOBILIZATION FEES, BONUS AND OTHER ITEMS THAT CONSTITUTE REVENUES UNDER GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, BUT THAT IT IS NOT PRACTICABLE TO DETERMINE WITH SPECIFICITY ON A PROSPECTIVE BASIS. THE COMPANY BELIEVES THIS INFORMATION IS USEFUL TO INVESTORS IN ESTIMATING REVENUES IN FUTURE PERIODS IN COMBINATION WITH THE CONTRACT TERM.

DP--Dynamically-positioned. Conv--Conventionally moored. Accom--Accommodation unit. ILC--Ind. leg cantilever. ILS--Ind leg slot. MC--Mat-supported cantilever. MS Mat-supported slot. TD--Top drive.

                          PRIDE INTERNATIONAL, INC.
                                  RIG STATUS

   =================================================================================================================================
                                                                      Current Contract
            Offshore Fleet                Design          Area        From         To          Dayrate(1)           Comments
   =================================================================================================================================
   Pride Texas                             300' MC/TD     USA        May-03      Aug-03         $26,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Utah                               80' MC/TD     USA
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Wisconsin                        300' ILS/TD    Mexico      Aug-02      Dec-03         $35,000
   ---------------------------------------------------------------------------------------------------------------------------------
                                                         Mexico      Jan-04      Dec-06         $36,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride Wyoming                              250' MS     USA
   ---------------------------------------------------------------------------------------------------------------------------------
   Platform Rigs                             21 Units     GOM        Various     Various        $22,000(2)  10 of 21 rigs contracted
   ---------------------------------------------------------------------------------------------------------------------------------
   TENDERS
   Al Baraka 1                                650' WD   W Africa     Jun-01      Jul-03         $37,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Alligator                                  330' WD   W Africa
   ---------------------------------------------------------------------------------------------------------------------------------
   Barracuda                                  330' WD   W Africa     Jun-02      Sep-03         $38,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Ile De Sein                                450' WD   SE Asia      Dec-02      Dec-04         $36,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Piranha                                    600' WD   SE Asia      Mar-03      Jun-05         $35,000      In shipyard for 5-yr
                                                                                                             survey during 2Q03
   ---------------------------------------------------------------------------------------------------------------------------------
   BARGES
   Bintang Kalimantan                          21' WD   W Africa     Sep-01      Sep-03         $30,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride I                                    150' WD  Venezuela     Jan-95      Jan-05         $25,000
   ---------------------------------------------------------------------------------------------------------------------------------
   Pride II                                   150' WD  Venezuela     Jan-95      Jan-05         $25,000
   ---------------------------------------------------------------------------------------------------------------------------------
   MANAGED UNITS
   SEMISUBMERSIBLE
   Leiv Eiriksson                       8,200' WD, DP   W Africa     Jan-02      Aug-03          **(3)       Management fee
   ---------------------------------------------------------------------------------------------------------------------------------
   JACKUPS
   GP 19                                     150' ILC  Venezuela     Dec-00      Jun-04           **         Management fee
   ---------------------------------------------------------------------------------------------------------------------------------
   GP 20                                     150' ILC  Venezuela     Dec-00      Mar-04           **         Management fee
   =================================================================================================================================

   =======================================================================================
                                                RIG COUNT
   LAND FLEET                             -----------------------
   COUNTRY                                TOTAL        CONTRACTED              UTILIZATION
   =======================================================================================
   ARGENTINA DRILLING                       50             42                      84%
   ARGENTINA WORKOVER                      100             91                      91%

   BOLIVIA DRILLING                          6              3                      50%
   BOLIVIA WORKOVER                          7              6                      86%

   COLOMBIA / EQUADOR DRILLING              14              9                      64%
   COLOMBIA WORKOVER                         8              7                      88%

   BRAZIL DRILLING(4)                        1              1                     100%
   BRAZIL WORKOVER(5)                        8              8                     100%

   VENEZUELA DRILLING                        8              5                      63%
   VENEZUELA WORKOVER                       32             19                      59%

   RUSSIA / KAZAKHSTAN                       3              3                     100%
   CHAD                                      5              5                     100%
   OTHER LAND                               13              7                      54%
   =======================================================================================
   TOTAL RIGS                              255            206                      81%
   =======================================================================================

  (1) DAYRATES SHOWN ARE CONTRACT DAYRATES. THEY EXCLUDE REIMBURSABLE ITEMS, MOBILIZATION AND DEMOBILIZATION FEES, BONUS AND OTHER ITEMS THAT CONSTITUTE REVENUES UNDER GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, BUT THAT IT IS NOT PRACTICABLE TO DETERMINE WITH SPECIFICITY ON A PROSPECTIVE BASIS. THE COMPANY BELIEVES THIS INFORMATION IS USEFUL TO INVESTORS IN ESTIMATING REVENUES IN FUTURE PERIODS IN COMBINATION WITH THE CONTRACT TERM.
  (2) AVERAGE CONTRACT DAYRATE FOR THE RIG CLASS.
  (3) ** NOT APPLICABLE.
  (4) RIG MANAGED BY PRIDE, BUT OWNED BY A THIRD PARTY.
  (5) THREE RIGS MANAGED BY PRIDE, BUT OWNED BY THIRD PARTIES.

   THE INFORMATION IN THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. THESE FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS CONCERNING CONTRACT EXPIRATION DATES AND DAYRATES. SUCH STATEMENTS ARE SUBJECT TO A NUMBER OF RISKS, UNCERTAINTIES AND ASSUMPTIONS, INCLUDING WITHOUT LIMITATION EARLY TERMINATION BY THE CUSTOMER PURSUANT TO THE CONTRACT OR OTHERWISE, CANCELLATION OR COMPLETION OF CERTAIN CONTRACTS EARLIER THAN EXPECTED, OPERATIONAL DIFFICULTIES AND OTHER FACTORS DESCRIBED IN PRIDE'S MOST RECENT ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE FREE OF CHARGE AT THE SEC'S WEBSITE AT WWW.SEC.GOV. PRIDE CAUTIONS YOU THAT FORWARD- LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND THAT ACTUAL RESULTS OR DEVELOPMENTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THESE STATEMENTS.

DP--Dynamically-positioned. Conv--Conventionally moored. Accom--Accommodation unit. ILC--Ind. leg cantilever. ILS--Ind leg slot. MC--Mat-supported cantilever. MS Mat-supported slot. TD--Top drive.